UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5877

Dreyfus Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Strategic Municipal

Bond Fund, Inc.

ANNUAL REPORT November 30, 2014

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Cash Flows
25	Statement of Changes in Net Assets
26	Financial Highlights
28	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Additional Information
45	Important Tax Information
46	Proxy Results
47	Information About the Renewal of the Fund’s Investment Advisory Agreement
52	Board Members Information
56	Officers of the Fund
61	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Municipal Bond Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, covering the 12-month period from December 1, 2013, through November 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds generally gained ground for the reporting period overall despite bouts of heightened volatility at the end of 2013, when a more moderately accommodative monetary policy and accelerating economic growth caused long-term interest rates to rise. Long-term interest rates moderated early in 2014 due to global geopolitical and economic concerns, driving prices of long-term securities higher, and favorable supply-and-demand dynamics helped keep yields low when economic growth resumed. Meanwhile, improving economic fundamentals enabled many states and municipalities to shore up their fiscal conditions.

While we remain cautiously optimistic regarding the municipal bond market’s prospects, we believe that selectivity is likely to become more important to investment success. Long-term rates could rise if, as we anticipate, the economy continues to accelerate and inflationary pressures rise. On the other hand, intensifying geopolitical turmoil and other factors could dampen the potentially adverse effects of a stronger domestic economic recovery, and rising investor demand for tax-advantaged investments may continue to support municipal bond prices.As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2013, through November 30, 2014, as provided by Daniel Barton, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended November 30, 2014, Dreyfus Strategic Municipal Bond Fund achieved a total return of 15.78% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.570 per share, which reflects an annualized distribution rate of 7.23%.2

Municipal bonds rallied over the reporting period amid moderating long-term interest rates and favorable supply-and-demand dynamics. The longer term and lower rated securities in which the fund primarily invests fared especially well in this constructive market environment.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also has issued auction-rate preferred stock (ARPS), a percentage of which remains outstanding from its initial public offering, and has invested the proceeds in a manner consistent with its investment objective.This, along with the fund’s participation in secondary inverse floater structures, has the effect of “leveraging” the portfolio, which can magnify gain and loss potential depending on market conditions.

Over time, many of the fund’s older, higher yielding bonds have matured or were redeemed by their issuers.We have attempted to replace those bonds with investments consistent with the fund’s investment policies.We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

characteristics than existing holdings.When such opportunities arise, we usually look to sell bonds that are close to their optional redemption date or maturity.

Economic and Technical Forces Buoyed Municipal Bonds

Municipal bonds rallied early in the reporting period as long-term interest rates moderated and bond prices rebounded amid concerns about economic weakness in international markets and harsh winter weather in the United States. These developments contributed to a domestic economic contraction during the first quarter of 2014.

The U.S. economic recovery got back on track as domestic GDP rebounded at a 4.6% annualized rate during the second quarter of the year and an estimated 3.9% for the third quarter.While accelerating economic growth typically sends inflationary pressures and interest rates higher, muted inflation and favorable supply-and-demand dynamics kept interest rates low. Less refinancing activity produced a limited supply of newly issued tax-exempt securities, while demand intensified from investors seeking higher after-tax income. Longer term and lower rated securities fared particularly well during the reporting period as investors reached for higher levels of current income in the low interest rate environment.

The economic rebound resulted in better underlying credit conditions for most states and municipalities. Tax revenues generally increased and spending remained disciplined, enabling many state and local governments to replenish reserves and achieve balanced budgets.

Fund Strategies Bolstered Results

The fund produced strong absolute returns in a rallying municipal bond market over the reporting period.The fund achieved particularly favorable results from our interest rate strategies, as a long average duration and a focus on longer maturities captured more of the benefits of falling long-term interest rates. Likewise, generally light exposure to lower yielding, shorter maturity bonds bolstered relative performance.

Our security selection strategy also proved effective among revenue bonds rated near the bottom of the investment-grade credit quality range and below.Top performers for the reporting period included tax-exempt securities backed by hospitals, industrial development projects, and the states’ settlement of litigation with U.S. tobacco companies.The fund’s leveraging strategy also proved effective in the rallying market.

In contrast, the fund’s performance was undermined to a degree by its holdings of Puerto Rico bonds, which are exempt from federal and most state income taxes. Puerto Rico bonds were hurt by concerns surrounding the U.S. territory’s troubled economy and unfunded pension liabilities.We took advantage of periodic bouts of market strength to sell the fund’s Puerto Rico positions.

Maintaining a Constructive Investment Posture

The U.S. economic recovery has gained momentum, but disappointing global growth has kept interest rates low. Meanwhile, fundamental and technical factors in the municipal bond market have remained strong in the recovering economy. Although the supply of newly issued municipal bonds recently began to increase, we expect any additional issuance to be absorbed by robust investor demand.Therefore, we have maintained the fund’s focus on generating competitive levels of current income, including an emphasis on longer dated, lower rated municipal bonds.

December 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 31, 2015, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

SELECTED INFORMATION

November 30, 2014 (Unaudited)

Market Price per share November 30, 2014	$7.88
Shares Outstanding November 30, 2014	49,082,366
New York Stock Exchange Ticker Symbol	DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended November 30, 2014
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	February 28, 2014	May 31, 2014	August 31, 2014	November 30, 2014
High	$7.91	$8.20	$8.29	$8.27
Low	7.16	7.71	7.93	7.76
Close	7.84	8.17	8.19	7.88

PERCENTAGE GAIN (LOSS) based on change in Market Price*
November 22, 1989 (commencement of operations)
through November 30, 2014	328.48%
December 1, 2004 through November 30, 2014	81.15
December 1, 2009 through November 30, 2014	46.67
December 1, 2013 through November 30, 2014	15.77
March 1, 2014 through November 30, 2014	5.97
June 1, 2014 through November 30, 2014	(0.10)
September 1, 2014 through November 30, 2014	(2.07)

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)	$9.32
November 30, 2013	7.94
February 28, 2014	8.26
May 31, 2014	8.57
August 31, 2014	8.58
November 30, 2014	8.57

PERCENTAGE GAIN based on change in Net Asset Value*
November 22, 1989 (commencement of operations)
through November 30, 2014	399.44%
December 1, 2004 through November 30, 2014	88.29
December 1, 2009 through November 30, 2014	52.29
December 1, 2013 through November 30, 2014	15.78
March 1, 2014 through November 30, 2014	9.26
June 1, 2014 through November 30, 2014	3.45
September 1, 2014 through November 30, 2014	1.55

*	With dividends reinvested.

STATEMENT OF INVESTMENTS
November 30, 2014

Long-Term Municipal	Coupon	Maturity	Principal
Investments—144.7%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—2.7%
Alabama Public School and
College Authority,
Capital Improvement Revenue	5.00	1/1/26	5,000,000		6,081,500
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/17	2,000,000		2,007,500
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/19	2,150,000		2,168,038
Jefferson County,
Limited Obligation
School Warrants	5.00	1/1/24	1,000,000		1,004,290
Alaska—2.2%
Northern Tobacco Securitization
Corporation of Alaska, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/32	2,500,000		2,061,250
Northern Tobacco Securitization
Corporation of Alaska, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/46	9,465,000		7,244,416
Arizona—7.0%
Barclays Capital Municipal Trust
Receipts (Series 21 W)
Recourse (Salt River Project
Agricultural Improvement and
Power District, Salt River
Project Electric System Revenue)	5.00	1/1/38	13,198,367	[a,b]	14,385,641
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.50	7/1/26	4,000,000		3,824,760
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	6,000,000		6,024,240
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	4,550,000		5,200,423

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California—17.2%
Barclays Capital Municipal Trust
Receipts (Series 80 W)
Recourse (Los Angeles
Department of Airports, Senior
Revenue (Los Angeles
International Airport))	5.00	5/15/31	5,247,500	[a,b]	5,963,731
California,
GO (Various Purpose)	5.75	4/1/31	7,800,000		9,193,548
California,
GO (Various Purpose)	6.00	3/1/33	2,250,000		2,754,315
California,
GO (Various Purpose)	6.50	4/1/33	5,000,000		6,109,400
California,
GO (Various Purpose)	6.00	11/1/35	5,000,000		6,068,250
California Statewide Communities
Development Authority, Revenue
(Front Porch Communities and
Services Project)	5.13	4/1/37	4,975,000	[b]	5,126,737
JPMorgan Chase Putters/Drivers
Trust (Series 4361)
Non-recourse (Los Angeles
Department of Water and Power,
Water System Revenue)	5.00	7/1/20	5,000,000	[a,b]	5,611,150
JPMorgan Chase Putters/Drivers
Trust (Series 4414)
Non-recourse (Los Angeles
Department of Airports, Senior
Revenue (Los Angeles
International Airport))	5.00	5/15/21	6,000,000	[a,b]	6,717,240
JPMorgan Chase Putters/Drivers
Trust (Series 4421)
Non-recourse (The Regents of
the University of California,
General Revenue)	5.00	5/15/21	6,250,000	[a,b]	7,135,500
Los Angeles Department of
Water and Power,
Power System Revenue	5.00	7/1/34	2,885,000		3,233,623
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	4,000,000		4,573,480

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Buenaventura,
Revenue (Community Memorial
Health System)	7.50	12/1/41	1,500,000		1,802,865
Santa Margarita/Dana Point
Authority, Revenue (Santa
Margarita Water District
Improvement Districts
Numbers 2,3 and 4)	5.13	8/1/38	5,000,000		5,591,350
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	2,000,000		2,361,240
Colorado—1.3%
JPMorgan Chase Putters/Drivers
Trust (Series 4386) Non-recourse
(Board of Governors of the
Colorado State University,
System Enterprise Revenue)	5.00	3/1/20	4,950,000	[a,b]	5,558,603
Connecticut—1.2%
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	4,985,000		4,994,422
District of Columbia—4.0%
RIB Floater Trust (Barclays Bank
PLC) (Series 15 U) Recourse
(District of Columbia, Income
Tax Secured Revenue)	5.00	12/1/35	14,828,227	[a,b]	16,953,811
Florida—5.4%
Davie,
Educational Facilities
Revenue (Nova Southeastern
University Project)	6.00	4/1/42	2,000,000		2,320,440
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	5,000,000		6,130,000
Palm Beach County Health Facilities
Authority, Retirement Community
Revenue (Adult Communities Total
Services, Inc. Retirement—Life
Communities, Inc. Obligated Group)	5.50	11/15/33	6,825,000		7,557,732

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	6.00	8/1/45	3,500,000		3,935,120
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	2,500,000		2,807,750
Georgia—3.9%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	4,865,000		5,843,643
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	1,000,000		1,133,850
Augusta,
Airport Revenue	5.45	1/1/31	2,500,000		2,502,725
RIB Floater Trust (Barclays Bank
PLC) (Series 20 U) Recourse
(Private Colleges and
Universities Authority,
Revenue (Emory University))	5.00	10/1/43	6,000,000	[a,b]	6,843,120
Hawaii—1.2%
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawai’i Pacific
Health Obligated Group)	5.63	7/1/30	2,500,000		2,825,825
Hawaii Department of Budget and
Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc.
and Subsidiary Projects)	6.50	7/1/39	2,000,000		2,326,540
Idaho—.0%
Idaho Housing and Finance
Association, SFMR
(Collateralized; FNMA)	6.35	1/1/30	125,000		125,257
Illinois—3.2%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	3,000,000		3,425,520
Chicago,
GO	5.00	1/1/24	2,000,000		2,134,440

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Chicago,
GO (Project and Refunding Series)	5.00	1/1/36	2,500,000		2,539,150
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	1,020,000		1,109,026
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	3,600,000		4,216,824
Iowa—1.7%
Iowa Finance Authority,
Midwestern Disaster Area Revenue
(Iowa Fertilizer Company Project)	5.25	12/1/25	5,125,000		5,422,660
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	5.60	6/1/34	2,000,000		1,797,280
Kentucky—.3%
Louisville/Jefferson County Metro
Government, Health Facilities
Revenue (Jewish Hospital and
Saint Mary’s HealthCare, Inc.
Project) (Prerefunded)	6.13	2/1/18	1,000,000	[c]	1,168,870
Louisiana—1.3%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	1,987,000	[d]	695,450
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	4,000,000		4,539,560
Maine—.6%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	2,000,000		2,371,420
Maryland—1.8%
JPMorgan Chase Putters/Drivers
Trust (Series 4422) Non-recourse
(Mayor and City Council of
Baltimore, Project Revenue
(Water Projects))	5.00	7/1/21	4,000,000	[a,b]	4,543,700

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland,
GO (State and Local
Facilities Loan)	5.00	8/1/22	2,500,000		3,072,225
Massachusetts—13.6%
Barclays Capital Municipal Trust
Receipts (Series 15 W)
Recourse (Massachusetts Health
and Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue))	5.00	7/1/38	10,200,000	[a,b]	11,362,188
JPMorgan Chase Putters/Drivers
Trust (Series 3840)
Non-recourse (Massachusetts
Development Finance Agency,
Revenue (Harvard
University Issue))	5.25	8/1/18	10,000,000	[a,b]	11,692,600
JPMorgan Chase Putters/Drivers
Trust (Series 3898)
Non-recourse (Massachusetts,
Consolidated Loan)	5.00	4/1/19	6,400,000	[a,b]	7,524,672
JPMorgan Chase Putters/Drivers
Trust (Series 4395)
Non-recourse (University of
Massachusetts Building
Authority, Project and
Refunding Revenue)	5.00	5/1/21	7,406,665	[a,b]	8,323,134
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	7.25	1/1/32	2,500,000		3,062,475
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Issue K)	5.25	7/1/29	2,500,000		2,744,800
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	5,000,000		5,857,100
Massachusetts Housing Finance
Agency, Housing Revenue	7.00	12/1/38	4,575,000		5,074,178
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	1,495,000		1,511,176

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan—5.3%
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/31	3,780,000		4,038,779
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/36	3,290,000		3,477,892
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,000,000		2,028,240
Michigan Finance Authority,
Local Government Loan Program
Revenue (Detroit Water and
Sewerage Department, Water
Supply System Revenue Senior
Lien Local Project Bonds)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/36	1,000,000		1,092,730
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	2,695,000		2,695,808
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital Obligated
Group) (Prerefunded)	8.00	9/1/18	5,000,000	[c]	6,319,000
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	2,450,000		2,530,924
New Jersey—2.9%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.50	12/15/29	5,000,000		5,551,150
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	3,000,000		3,453,210
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	1,000,000		1,000,020

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.63	6/1/26	1,600,000		1,475,344
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	1,000,000		765,390
New Mexico—1.3%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	5,000,000		5,583,200
New York—19.5%
Austin Trust (Series 1107)
Non-recourse (Port Authority
of New York and New Jersey,
Consolidated Bonds,
151st Series)	6.00	9/15/28	10,000,000	[a,b]	11,322,900
Barclays Capital Municipal Trust
Receipts (Series 7 B) Recourse
(New York City Transitional
Finance Authority,
Future Tax Secured
Subordinate Revenue)	5.50	11/1/27	5,000,000	[a,b]	5,946,850
Barclays Capital Municipal Trust
Receipts (Series 11 B)
Recourse (New York City
Transitional Finance Authority,
Future Tax Secured Revenue)	5.00	5/1/30	4,488,203	[a,b]	5,090,020
JPMorgan Chase Putters/Drivers
Trust (Series 3857)
Non-recourse (New York City
Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue)	5.25	11/1/18	5,000,000	[a,b]	5,914,250
Long Island Power Authority,
Electric System General Revenue	6.25	4/1/33	3,000,000		3,513,300
Metropolitan Transportation
Authority, Transportation Revenue	6.25	11/15/23	9,425,000		11,250,622
New York City Educational
Construction Fund, Revenue	6.50	4/1/28	2,785,000		3,479,857

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.75	8/1/31	5,000,000		5,472,800
New York Liberty Development
Corporation, Revenue (3 World
Trade Center Project)	5.00	11/15/44	4,000,000	[b]	4,081,760
New York State Dormitory
Authority, State Personal
Income Tax Revenue
(General Purpose)	5.00	3/15/32	3,500,000		4,084,220
Niagara Area Development
Corporation, Solid Waste
Disposal Facility Revenue
(Covanta Energy Project)	5.25	11/1/42	2,000,000		2,060,400
Port Authority of New York and New
Jersey, Special Project Bonds
(JFK International Air
Terminal LLC Project)	6.00	12/1/36	4,710,000		5,492,849
RIB Floater Trust (Barclays Bank
PLC) (Series 16 U) Recourse
(New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue)	5.00	6/15/44	12,600,000	[a,b]	13,982,850
North Carolina—2.6%
Barclays Capital Municipal Trust
Receipts (Series 31 W)
Recourse (North Carolina
Medical Care Commission,
Health Care Facilities Revenue
(Duke University Health System))	5.00	6/1/42	10,000,000	[a,b]	10,942,000
Ohio—3.7%
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	3,000,000		3,325,230
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	4,200,000		4,742,640

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	2,530,000	[b]	2,469,913
Southeastern Ohio Port Authority,
Hospital Facilities Improvement
Revenue (Memorial Health
System Obligated Group Project)	6.00	12/1/42	2,000,000		2,061,460
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	3,000,000		3,021,030
Oregon—.4%
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue (Pelton
Round Butte Project)	6.38	11/1/33	1,500,000		1,631,910
Pennsylvania—2.1%
JPMorgan Chase Putters/Drivers
Trust (Series 3916) Non-recourse
(Geisinger Authority, Health
System Revenue (Geisinger
Health System))	5.13	6/1/35	3,000,000	[a,b]	3,291,600
Philadelphia,
GO	6.50	8/1/41	4,700,000		5,575,187
Rhode Island—1.4%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue) (Insured;
Assured Guaranty Corp.)	7.00	5/15/39	5,000,000		5,883,400
South Carolina—2.7%
JPMorgan Chase Putters/Drivers
Trust (Series 4379)
Non-recourse (South Carolina
Public Service Authority,
Revenue Obligations
(Santee Cooper))	5.13	6/1/37	10,200,000	[a,b]	11,335,668

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee—2.3%
JPMorgan Chase Putters/Drivers
Trust (Series 4416)
Non-recourse (Metropolitan
Government of Nashville and
Davidson County, Water and
Sewer Revenue)	5.00	7/1/21	3,000,000	[a,b]	3,430,620
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/29	2,500,000		2,919,400
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/34	3,000,000		3,473,910
Texas—22.2%
Barclays Capital Municipal Trust
Receipts (Series 28 W)
Recourse (Leander Independent
School District, Unlimited Tax
School Building Bonds
(Permanent School Fund
Guarantee Program))	5.00	8/15/40	9,997,299	[a,b]	11,335,199
Barclays Capital Municipal Trust
Receipts (Series 39 W)
Recourse (Texas A&M University
System Board of Regents,
Financing System Revenue)	5.00	5/15/39	13,160,000	[a,b]	14,992,398
Clifton Higher Education Finance
Corporation, Education Revenue
(Uplift Education)	4.50	12/1/44	2,500,000		2,500,000
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System) (Prerefunded)	7.25	12/1/18	7,290,000	[c]	9,086,548
Houston,
Airport System Special
Facilities Revenue (United
Airlines, Inc. Terminal E Project)	4.75	7/1/24	2,000,000		2,163,160

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Houston,
Combined Utility System First
Lien Revenue (Insured; Assured
Guaranty Corp.)	6.00	11/15/36	5,000,000		5,920,600
JPMorgan Chase Putters/Drivers
Trust (Series 4356) Non-recourse
(San Antonio, Electric and Gas
Systems Junior Lien Revenue)	5.00	2/1/21	12,450,000	[a,b]	13,912,626
Love Field Airport Modernization
Corporation, Special
Facilities Revenue (Southwest
Airlines Company—Love Field
Modernization Program Project)	5.00	11/1/28	1,000,000		1,073,640
Matagorda County Navigation
District Number One, Revenue
(Houston Lighting and Power
Company Project) (Insured; AMBAC)	5.13	11/1/28	4,295,000		4,898,319
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty Corp.)	5.75	1/1/40	14,705,000		16,422,691
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	6,650,000		7,356,962
San Antonio,
General Improvement GO	5.00	2/1/21	2,500,000		3,006,850
Texas Department of Housing and
Community Affairs, Home
Mortgage Revenue (Collateralized:
FHLMC, FNMA and GNMA)	13.43	7/2/24	300,000	[e]	318,522
Vermont—.7%
Burlington,
Airport Revenue	3.50	7/1/18	3,010,000		3,060,297

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia—3.0%
Chesterfield County Economic
Development Authority,
Retirement Facilities First
Mortgage Revenue (Brandermill
Woods Project)	5.13	1/1/43	1,000,000		1,030,660
Henrico County Industrial
Development Authority, Revenue
(Bon Secours Health System,
Inc.) (Insured; Assured
Guaranty Municipal Corp.)	11.30	8/23/27	6,600,000	[e]	8,195,616
Washington County Industrial
Development Authority, HR
(Mountain States
Health Alliance)	7.75	7/1/38	3,000,000		3,552,360
Washington—4.1%
Barclays Capital Municipal Trust
Receipts (Series 27 B) Recourse
(King County, Sewer Revenue)	5.00	1/1/29	8,577,246	[a,b]	9,931,299
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)
(Prerefunded)	6.25	8/1/18	5,975,000	[c]	7,119,870
West Virginia—1.9%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	7,920,000		8,186,429
Total Long-Term
Municipal Investments
(cost $544,944,725)					608,164,152

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.2%	Rate (%)	Date	Amount ($)	Value ($)
California;
California Infrastructure and
Economic Development Bank,
Revenue, Refunding (Los
Angeles County Museum of
Natural History Foundation)
(LOC; Wells Fargo Bank)
(cost $1,000,000)	0.02	12/1/14	1,000,000 [f]	1,000,000

Total Investments (cost $545,944,725)			144.9%	609,164,152
Liabilities, Less Cash and Receivables			(22.8%)	(95,728,811)
Preferred Stock, at redemption value			(22.1%)	(93,000,000)
Net Assets Applicable to Common Shareholders			100.0%	420,435,341

a Collateral for floating rate borrowings.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At November 30, 2014, these securities were valued at $245,721,780 or 58.4% of net assets applicable to Common Shareholders.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Non-income producing—security in default.
e Inverse floater security—the interest rate is subject to change periodically. Rate shown is the interest rate in effect at
November 30, 2014.
f Variable rate demand note—rate shown is the interest rate in effect at November 30, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Education	23.6	Resource Recovery	3.8
Transportation Services	22.7	City	3.1
Utility-Electric	16.5	Pollution Control	2.9
Special Tax	16.1	Housing	1.7
Health Care	15.9	Asset-Backed	.8
Utility-Water and Sewer	12.6	County	.4
State/Territory	6.5	Other	8.6
Prerefunded	5.6
Industrial	4.1		144.9

†	Based on net assets applicable to Common Shareholders.

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	545,944,725	609,164,152
Interest receivable		9,128,359
Prepaid expenses		7,803
		618,300,314
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		275,843
Cash overdraft due to Custodian		796,377
Payable for floating rate notes issued—Note 3		103,468,507
Interest and expense payable related
to floating rate notes issued—Note 3		219,062
Commissions payable—Note 1		7,169
Dividends payable to Preferred Shareholders		1,401
Accrued expenses		96,614
		104,864,973
Auction Preferred Stock, Series A, B and C, par value
$.001 per share (3,720 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		93,000,000
Net Assets applicable to Common Shareholders ($)		420,435,341
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(49,082,366 shares issued and outstanding)		49,082
Paid-in capital		418,710,223
Accumulated undistributed investment income—net		2,227,868
Accumulated net realized gain (loss) on investments		(63,771,259)
Accumulated net unrealized appreciation
(depreciation) on investments		63,219,427
Net Assets applicable to Common Shareholders ($)		420,435,341
Shares Outstanding
(110 million shares of $.001 par value authorized)		49,082,366
Net Asset Value, per share of Common Stock ($)		8.57
See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income ($):
Interest Income	30,050,893
Expenses:
Investment advisory fee—Note 2(a)	2,522,966
Administration fee—Note 2(a)	1,261,483
Interest and expense related to floating rate notes issued—Note 3	659,185
Commission fees—Note 1	166,242
Professional fees	128,660
Shareholders’ reports	77,156
Registration fees	43,741
Directors’ fees and expenses—Note 2(c)	19,496
Shareholder servicing costs	10,921
Custodian fees—Note 2(b)	3,079
Miscellaneous	80,296
Total Expenses	4,973,225
Less—reduction in expenses due to undertaking—Note 2(a)	(504,593)
Net Expenses	4,468,632
Investment Income—Net	25,582,261
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(8,612,528)
Net unrealized appreciation (depreciation) on investments	41,849,729
Net Realized and Unrealized Gain (Loss) on Investments	33,237,201
Dividends to Preferred Shareholders	(99,443)
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	58,720,019
See notes to financial statements.

The Fund 23

STATEMENT OF CASH FLOWS

Year Ended November 30, 2014

Cash Flows from Operating Activities ($):
Interest received	31,922,122
Operating expenses paid	(3,863,641)
Dividends paid to Preferred Shareholders	(99,215)
Purchases of portfolio securities	(38,226,478)
Net purchases of short-term portfolio securities	(800,000)
Proceeds from sales of portfolio securities	43,011,225
Net Cash Provided by Operating Activities		31,944,013
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(27,976,950)
Redemptions of Auction Preferred Stock	(25,800,000)
Interest and expense related
to floating rate notes issued paid	(750,811)
Net Cash Used in Financing Activities		(54,527,761)
Decrease in cash		(22,583,748)
Cash at beginning of period		21,787,371
Cash overdraft at end of period		(796,377)
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common
Shareholders Resulting From Operations		58,720,019
Adjustments to reconcile net increase in net assets applicable to
Common Shareholders resulting from operations to
net cash provided by operating activities ($):
Decrease in investments in securities, at cost		14,779,926
Decrease in payable for investment securities purchased		(2,182,651)
Decrease in interest receivable		671,164
Decrease in commissions payable and accrued expenses		(53,523)
Decrease in prepaid expenses		266
Decrease in Due to The Dreyfus Corporation and affiliates		(937)
Increase in dividends payable to Preferred Shareholders		228
Interest and expense related to floating rate notes issued		659,185
Net unrealized appreciation on investments		(41,849,729)
Net amortization of premiums on investments		1,200,065
Net Cash Provided by Operating Activities		31,944,013

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2014	2013
Operations ($):
Investment income—net	25,582,261	26,041,267
Net realized gain (loss) on investments	(8,612,528)	(1,160,410)
Net unrealized appreciation
(depreciation) on investments	41,849,729	(63,578,931)
Dividends to Preferred Shareholders	(99,443)	(230,731)
Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations	58,720,019	(38,928,805)
Dividends to Common Shareholders from ($):
Investment income—net	(27,976,950)	(27,963,142)
Capital Stock Transactions ($):
Dividends reinvested	—	878,286
Total Increase (Decrease) in Net Assets
Applicable to Common Shareholders	30,743,069	(66,013,661)
Net Assets Applicable to
Common Shareholders($):
Beginning of Period	389,692,272	455,705,933
End of Period	420,435,341	389,692,272
Undistributed investment income—net	2,227,868	4,872,787
Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	—	96,975

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

		Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	7.94	9.30	8.10	7.87	7.93
Investment Operations:
Investment income—net[a]	.52	.53	.55	.57	.59
Net realized and unrealized
gain (loss) on investments	.68	(1.31)	1.23	.24	(.10)
Dividends to Preferred Shareholders
from investment income—net	(.00)[b]	(.01)	(.01)	(.01)	(.01)
Total from Investment Operations	1.20	(.79)	1.77	.80	.48
Distributions to Common Shareholders:
Dividends from investment income—net	(.57)	(.57)	(.57)	(.57)	(.54)
Net asset value, end of period	8.57	7.94	9.30	8.10	7.87
Market value, end of period	7.88	7.31	9.79	8.39	7.94
Total Return (%)[c]	15.77	(20.01)	24.46	13.67	11.95

		Year Ended November 30,
	2014	2013	2012	2011	2010
Ratios/Supplemental Data (%):
Ratio of total expenses to average
net assets applicable to Common Stock[d]	1.21	1.24	1.23	1.30	1.30
Ratio of net expenses to average
net assets applicable to Common Stock[d]	1.09	1.11	1.07	1.16	1.16
Ratio of interest and expense related
to floating rate notes issued to average
net assets applicable to Common Stock[d]	.16	.11	.10	.10	.07
Ratio of net investment income to average
net assets applicable to Common Stock[d]	6.25	6.21	6.22	7.36	7.30
Ratio of total expenses
to total average net assets	.99	.94	.93	.95	.91
Ratio of net expenses
to total average net assets	.89	.84	.81	.85	.81
Ratio of interest and expense related
to floating rate notes issued
to total average net assets	.13	.08	.07	.07	.05
Ratio of net investment income
to total average net assets	5.07	4.70	4.69	5.36	5.11
Portfolio Turnover Rate	7.29	20.27	15.99	20.50	25.94
Asset coverage of Preferred Stock,
end of period	552	428	427	383	356
Net Assets applicable to
Common Shareholders,
end of period ($ x 1,000)	420,435	389,692	455,706	394,955	382,293
Preferred Stock outstanding,
end of period ($ x 1,000)	93,000	118,800	139,500	139,500	149,475
Floating Rate Notes outstanding,
end of period ($ x 1,000)	103,469	103,469	57,129	57,129	46,540

a	Based on average common shares outstanding.
b	Amount represents less than $.01 per share.
c	Calculated based on market value.
d	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DSM.

The fund has outstanding 1,240 shares each of Series A, Series B and Series C Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

On February 11, 2013, the Board authorized the fund to redeem up to 25% of the original amount of the fund’s outstanding APS, subject to market, regulatory and other conditions and factors, over a period of up to approximately twelve months.

During the period ended November 30, 2014, the fund redeemed the following APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
A	344	8,600,000	December 31, 2013
B	344	8,600,000	January 2, 2014
C	344	8,600,000	December 30, 2013
Total	1,032	25,800,000

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the

Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of November 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	609,164,152	—	609,164,152
Liabilities ($)
Floating Rate Notes††	—	(103,468,507)	—	(103,468,507)

†	See Statement of Investments for additional detailed categorizations.
††	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At November 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, unless such Common Shareholder elects to receive cash as provided below, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, Computershare Inc. (“Computershare”), the fund’s transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On November 3, 2014, the Board declared a cash dividend of $.0415 per share from investment income-net, payable on December 31, 2014 to Common Shareholders of record as of the close of business on December 16, 2014.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of November 30, 2014, for each Series of APS were as follows: Series A-0.110%, Series B-0.099% and Series C-0.099%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended November 30, 2014 for each Series of APS were as follows: Series A-0.11%, Series B-0.10% and Series C-0.11%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund rec-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

ognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2014, the components of accumulated earnings on a tax basis were as follows: tax-exempt income $3,519,766, accumulated capital losses $64,060,957 and unrealized appreciation $63,509,125.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2014. If not applied, $1,427,978 of the carryover expires in fiscal year 2015, $5,522,685 expires in fiscal year 2016, $20,261,695 expires in fiscal year 2017, $5,075,624 expires in fiscal year 2018 and $21,871,958 expires in fiscal year 2019. The fund has $1,233,465 of post-enactment short-term capital losses and $8,667,552 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2014 and November 30, 2013 were as follows: tax-exempt income $28,076,393 and $28,029,623, and ordinary income $0 and $164,250, respectively.

During the period ended November 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $150,787 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly.The fund also has an administration agreement with Dreyfus and a custody agreement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of Dreyfus.The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS. All out-of-pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

The Manager has currently undertaken, from December 1, 2013 through May 31, 2015, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding).The reduction in expenses, pursuant to the undertaking, amounted to $504,593 during the period ended November 30, 2014.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

(b) The fund compensates the Custodian under a custody agreement for providing custodial services for the fund.These fees are determined based on transaction activity. During the period ended November 30, 2014, the fund was charged $3,079 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement.

The fund has an arrangement with the Custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended November 30, 2014, the fund was charged $6,011 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $210,605,Administration fees $105,302, Custodian fees $1,317 and Chief Compliance Officer fees $740, which are offset against an expense reimbursement currently in effect in the amount of $42,121.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2014, amounted to $36,043,827 and $43,011,225, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Trust”).The Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Trust, after payment of interest on the other securities and various expenses of the Trust.An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2014 was approximately $103,468,500, with a related weighted average annualized interest rate of .64%.

At November 30, 2014, the cost of investments for federal income tax purposes was $442,186,520; accordingly, accumulated net unrealized appreciation on investments was $63,509,125, consisting of $65,265,541 gross unrealized appreciation and $1,756,416 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2015

The Fund 39

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Common Shareholder who has fund shares registered in his or her name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his or her broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his or her broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the Common Shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the par-

ticipant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to

The Fund 41

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended November 30, 2014, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies and (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund. Effective July 28, 2014, portfolio manager Daniel A. Barton became the sole portfolio manager of the fund, following the retirement of Steven Harvey.

Shareholders should take note of the following information about certain risks of investing in the fund.

Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s net asset value per share of Common Stock. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income.The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

The Fund 43

ADDITIONAL INFORMATION (Unaudited) (continued)

Liquidity risk.When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended November 30, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

The Fund 45

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 6, 2014.

		Shares
	For		Authority Withheld
To elect one Class II Director:†
Robin A. Melvin†††	756		11
To elect three Class III Directors:††
Hans C. Mautner	41,878,267		1,996,930
Burton N. Wallack	42,321,065		1,554,132
John E. Zuccotti†††	756		11

†	The term of each Class II Director expires in 2016.
††	The terms of these Class III Directors expire in 2017.
†††	Elected solely by APS holders, Common Shareholders not entitled to vote.A quorum of APS holders was not present at the meeting.Accordingly, the meeting could not be held with respect to the election of these directors, who continue to serve based on their prior election.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 3-4, 2014, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services, respectively (together, the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus’ representatives noted that the fund was a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the

The Fund 47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance, on a net asset value basis, was below the Performance Group and Performance Universe medians for the various periods, except for the five-year period when the fund’s performance was above the Performance Group and Performance Universe medians and the ten-year period when the fund’s performance was at the Performance Group median and above the Performance Universe median. On a market price basis, the fund’s total return performance was above the Performance Group and Performance Universe medians in the four-, five- and ten-year periods.The Board also noted that the fund’s yield performance, on a net asset value basis, was at or above the Performance Group median for eight of the ten one-year periods ended September 30th and above the Performance Universe median for all periods. On a market price basis, the fund’s yield performance was at or above the Performance Group and Performance Universe medians for seven of the ten one-year periods ended September 30th. Dreyfus also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s Lipper category average, noting that the fund’s total returns were higher than the Lipper category average for seven of the ten calendar years.

Dreyfus representatives noted that Dreyfus has agreed contractually, until May 31, 2015, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets, including the net assets representing auction preferred stock outstanding (“Leveraged Assets”).

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee, based on common assets, was above the Expense Group median (highest in the Expense Group).The fund’s actual management fee, based on common assets, was below the Expense Group and Expense Universe medians and the fund’s actual management fee, based on common and Leveraged Assets, was above the Expense Group and Expense Universe medians.The fund’s total expenses, measured based both on common and Leveraged Assets and on common assets alone, were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. Dreyfus representatives noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and administrator and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed busi-

ness decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rates charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment advisory, administration and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Current term expires in 2015.
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
William Hodding Carter III (79)
Board Member (1988)
Current term expires in 2015.
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Joni Evans (72)
Board Member (2006)
Current term expires in 2015.
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Ehud Houminer (74)
Board Member (1994)
Current term expires in 2016.
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 62

Richard C. Leone (74)
Board Member (1987)
Current term expires in 2015.
Principal Occupation During Past 5Years:
• Senior Fellow (2011-present) and former President (1989-2011) of The Century Foundation
(formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 24

———————
Hans C. Mautner (77)
Board Member (1987)†
Current term expires in 2017.
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 24

———————
Robin A. Melvin (51)
Board Member (1995)†
Current term expires in 2016.
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

The Fund 53

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Burton N.Wallack (64)
Board Member (2006)†
Current term expires in 2017.
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (77)
Board Member (1987)†
Current term expires in 2017.
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
• Emeritus Chairman of the Real Estate Board of New York (2004-2006)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 24

INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2006)
Current term expires in 2016.
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————
† Hans C. Mautner, Burton N. Wallack and John E. Zuccotti were re-elected as Board Member of the fund on
June 6, 2014. Robin A. Melvin had previously been elected.
The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork,
NewYork 10166.
David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 55

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 146 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 171 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund 57

NOTES

The Fund 59

NOTES

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

The fund’s net asset value appears in the following publications: Barron’s, Closed-End Bond Funds section under the head-
ing “Municipal Bond Funds” every Monday; andWall Street Journal, Mutual Funds section under the heading “Closed-
End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 61

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    33,184 in 2013 and

$33,848 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      28, 132 in 2013 and $27, 793 in 2014.. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies  and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,220  in 2013 and $3,578 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $165 in 2014. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $51,023,448 in 2013 and $25,624,689 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are: Richard C. Leone, Joseph S. DiMartino,  Hodding Carter III, Joni Evans, Ehud Houminer, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack, and John E. Zuccotti.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        None

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of January 30, 2015;

 As of January 30, 2015, Daniel A. Barton and Jeffrey Burger of Standish Mellon Asset Management LLC (“Standish”), an affiliate of The Dreyfus Corporation, are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Barton, a Senior Analyst for Tax Exempt Bonds at Standish, has serves as a primary portfolio manager of the fund since 2011.  He has been employed as an analyst at Standish since 2005.

Mr. Burger, a Senior Portfolio Manager for Tax Sensitive Strategies at Standish, was appointed co-primary portfolio manager of the fund effective July 28, 2014.  Prior to joining Standish on 2009, he worked as a portfolio manager and senior research analyst for another investment management firm.

(a)(2) The following information is as of the Registrant’s most recently completed fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Daniel Barton	6	$2.4 billion	0	$0	0	$0

Jeffrey Burger	7	$3.2 billion	1	$53 million	306	$922 million

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

(a)   (a)(3) Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio managers is as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Dan Barton	Dreyfus Strategic Municipal Bond Fund, Inc.	None
Jeffrey Burger	Dreyfus Strategic Municipal Bond Fund, Inc.	None

(b) Not applicable

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 22, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    January 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]